SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


            Arizona                   1-4473                    86-0011170
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona          85004
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     Arizona Public Service Company (the "Company") hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation Section 229.10(d) by reference to the filing set forth below:

                                              Originally Filed                           Date
Exhibit No.     Description                      as Exhibit:            File No.(1)    Effective
-----------     -----------                      -----------            -----------    ---------
99.1            Slide presentation for      99.1 to Pinnacle West's      1-8962         5/13/03
                use at Pinnacle West        May 13, 2003
                Capital Corporation         Form 8-K Report
                ("Pinnacle West")
                analyst meetings to be
                held in Boston,
                Massachusetts and New
                York on May 13-14, 2003.

----------
(1) Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

ITEM 9. REGULATION FD DISCLOSURE

ANALYST MEETING

     Pinnacle West is participating in analyst meetings on May 13-14, 2003. Copies of the slides to be presented at these meetings are incorporated herein as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARIZONA PUBLIC SERVICE COMPANY
                                                (Registrant)


Dated: May 14, 2003                    By: Barbara M. Gomez
                                           -------------------------------------
                                           Barbara M. Gomez
                                           Treasurer